FIRST AMENDMENT
                                     TO THE
                                   WAYNE BANK
                         SALARY CONTINUATION AGREEMENT
                            DATED AUGUST 13TH, 2002
                                      FOR
                             WILLIAM W. DAVIS, JR.


       THIS FIRST AMENDMENT is adopted this 4th day of April, 2006, effective as of the first day of January, 2005, by and between WAYNE BANK, a state bank located in Honesdale, Pennsylvania (the "Company") and William W. Davis, Jr. (the "Executive").

       The Company and the Executive executed the Salary Continuation Agreement effective on October 1st, 1999 and restated on August 13th, 2002 (the "Agreement").

       The undersigned hereby amend the Agreement for the purpose of bringing the Agreement into compliance with Section 409A of the Internal Revenue Code. Therefore, the following changes shall be made:

       Section 1.1.1 of the Agreement shall be deleted in its entirety and replaced by the following:

1.1.1 "Change of Control" means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such change is defined in Section 409A of the Code and regulations thereunder.

       The following Section 1.1.9a shall be added to the Agreement immediately following Section 1.1.9:

1.1.9a "Specified Employee" means a key employee (as defined in Section 416(i) of the Code without regard to paragraph 5 thereof) of the Company if any stock of the Company is publicly traded on an established securities market or otherwise.

       Section 1.1.11 of the Agreement shall be deleted in its entirety and replaced by the following:

1.1.11 "Termination of Employment" means the termination of the Executive's employment with the Company for reasons other than death or Disability. Whether a Termination of Employment takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Company and the Executive intended for the Executive to provide significant services for the Company following such termination. A change in the Executive's employment status will not be considered a Termination of Employment if:

       (a) the Executive continues to provide services as an employee of the Company at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

       (b) the Executive continues to provide services to the Company in a capacity other than as an employee of the Company at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

       The following Sections 2.5, 2.6 and 2.7 shall be added to the Agreement immediately following Section 2.4.5:

2.5 Restriction on Timing of Distribution. Notwithstanding any provision of this Agreement to the contrary, if the Executive is considered a Specified Employee at Termination of Employment under such procedures as established by the Company in accordance with Section 409A of the Code, benefit distributions that are made upon Termination of Employment may not commence earlier than six (6) months after the date of such Termination of Employment. Therefore, in the event this Section 2.5 is applicable to the Executive, any distribution which would otherwise be paid to the Executive within the first six months following the Termination of Employment shall be accumulated and paid to the Executive in a lump sum on the first day of the seventh month following the Termination of Employment. All subsequent distributions shall be paid in the manner specified.

2.6 Distributions Upon Income Inclusion Under Section 409A of the Code. Upon the inclusion of any amount into the Executive's income as a result of the failure of this non-qualified deferred compensation plan to comply with the requirements of Section 409A of the Code, to the extent such tax liability can be covered by the Executive's accrual balance, a distribution shall be made as soon as is administratively practicable following the discovery of the plan failure.

2.7    Change in Form or Timing of  Distributions.  All  changes  in the form or
       timing  of  distributions   hereunder  must  comply  with  the  following
       requirements. The changes:

       (a) may not accelerate the time or schedule of any distribution, except as provided in Section 409A of the Code and the regulations thereunder;

       (b) must, for benefits distributable under Sections 2.1, 2.2, 2.3 and 2.4, delay the commencement of distributions for a minimum of five
              (5) years from the date the first distribution was originally scheduled to be made; and

       (c) must take effect not less than twelve (12) months after the election is made.

       Article 7 of the Agreement shall be deleted in its entirety and replaced by the following:

                                   ARTICLE 7
                           AMENDMENTS AND TERMINATION

7.1 Amendments. This Agreement may be amended only by a written agreement signed by the Company and the Executive. However, the Company may unilaterally amend this Agreement to conform with written directives to the Company from its auditors or banking regulators or to comply with legislative changes or tax law, including without limitation Section 409A of the Code and any and all Treasury regulations and guidance promulgated thereunder.

7.2 Plan Termination Generally. The Company may unilaterally terminate this Agreement at any time. Except as provided in Section 7.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or
       Article 3.

7.3 Plan Terminations Under Section 409A. Notwithstanding anything to the contrary in Section 7.2, if the Company terminates this Agreement in the following circumstances:

       (a) Within thirty (30) days before, or twelve (12) months after a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company as described in Section 409A(2)(A)(v) of the Code, provided that all distributions are made no later than twelve (12) months following such termination of the Agreement and further provided that all the Company's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants in the similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the termination of the arrangements;

       (b) Upon the Company's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of (i) the calendar year in which the Agreement terminates;
              (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or

       (c) Upon the Company's termination of this and all other non-account balance plans (as referenced in Section 409A of the Code or the regulations thereunder), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four
              (24) months following such termination, and the Company does not adopt any new non-account balance plans for a minimum of five (5) years following the date of such termination;

              the Company may distribute the accrual balance, as shown on Schedule A of the Agreement to the Executive, in a lump sum subject to the above terms.

       Section 8.7 of the Agreement shall be deleted in its entirety.

       The following Sections 8.10 and 8.11 shall be added to the Agreement immediately following Section 8.9:

8.10 Compliance with Section 409A. This Agreement shall at all times be administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A of the Code and any and all regulations thereunder, including such regulations as may be promulgated after the Effective Date of this Agreement.


8.11 Rescission. Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Executive, shall have no effect provided the change in the terms of the plan is rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

       IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this First Amendment.

ATTEST:                             WAYNE BANK



/s/ Nancy A. Hart                   By /s/ Russell L. Ridd
---------------------------------      ----------------------------------------
Assistant Secretary                     Its: Chairman of the Board

/s/ Nancy A. Hart                   By /s/ Lewis J. Critelli
---------------------------------      ----------------------------------------
Assistant Secretary                     Its: Executive Vice President and
                                             Chief Financial Officer



By execution hereof, Norwood Financial consents to and agrees to be bound by the terms and conditions of this First Amendment and to guarantee said terms.


ATTEST:                             NORWOOD FINANCIAL



/s/ Nancy A. Hart                   By /s/ Russell L. Ridd
---------------------------------      ----------------------------------------
Assistant Secretary                    Its: Chairman of the Board


/s/ Nancy A. Hart                   By /s/ Lewis J. Critelli
---------------------------------      ----------------------------------------
Assistant Secretary                    Its: Executive Vice President and
                                            Chief Financial Officer

WITNESS:                            EMPLOYEE:

/s/ Kelly Teeple                    By /s/ William W. Davis, Jr.
---------------------------------      ----------------------------------------
                                        William W. Davis, Jr.

                                SECOND AMENDMENT
                                     TO THE
                                   WAYNE BANK
                          SALARY CONTINUATION AGREEMENT
                             DATED AUGUST 13TH, 2002
                                       FOR
                              WILLIAM W. DAVIS, JR.


       THIS SECOND AMENDMENT is adopted this 4th day of April, 2006, effective as of the first day of January, 2006, by and between WAYNE BANK, a state bank located in Honesdale, Pennsylvania (the "Company") and William W. Davis, Jr. (the "Executive").

       The Company and the Executive executed the Salary Continuation Agreement effective as of October 1st, 1999 and restated on August 13th, 2002 (the "Agreement").

       The undersigned hereby amend the Agreement for the purpose of providing a monthly increase of .3274% in the benefits payable to the Executive upon Termination of Employment after Normal Retirement Age. Therefore, the following changes shall be made:

       Section 2.1.1 of the Agreement shall be deleted in its entirety and replaced by the following:

       2.1.1 Amount of Benefit.  The annual Normal Retirement Benefit under this
Section 2.1 is $46,000 (forty-six thousand dollars). The Company may increase the annual benefit under this Section 2.1 at the sole and absolute discretion of the Company's Board of Directors. Any increase in the annual benefit shall require the recalculation of all the amounts on Schedule A attached hereto. The annual benefit amounts on Schedule A are calculated by amortizing the annual Normal Retirement Benefit using the interest method of accounting, a 7.50% discount rate, monthly compounding and monthly payments. Additionally, for the period after Normal Retirement Age but prior to Termination of Employment, the Company shall increase the annual Normal Retirement Benefit by .3274%, compounding monthly.

         IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this Second Amendment.

ATTEST:                             WAYNE BANK



/s/ Nancy A. Hart                   By /s/ Russell L. Ridd
---------------------------------      ----------------------------------------
Assistant Secretary                     Its: Chairman of the Board

/s/ Nancy A. Hart                   By /s/ Lewis J. Critelli
---------------------------------      ----------------------------------------
Assistant Secretary                     Its: Executive Vice President and
                                             Chief Financial Officer



By execution hereof, Norwood Financial consents to and agrees to be bound by the terms and conditions of this First Amendment and to guarantee said terms.


ATTEST:                             NORWOOD FINANCIAL


/s/ Nancy A. Hart                   By /s/ Russell L. Ridd
---------------------------------      ----------------------------------------
Assistant Secretary                     Its: Chairman of the Board

/s/ Nancy A. Hart                   By /s/ Lewis J. Critelli
---------------------------------      ----------------------------------------
Assistant Secretary                     Its: Executive Vice President and
                                             Chief Financial Officer


WITNESS:                            EMPLOYEE:

/s/ Kelly Teeple                    By /s/ William W. Davis, Jr.
---------------------------------      ----------------------------------------
                                        William W. Davis, Jr.

                                       2